LAZARD RETIREMENT SERIES, INC.

Supplement to Prospectus dated May 1, 2010

Lazard Retirement Emerging Markets Equity Portfolio (the "Portfolio") of Lazard Retirement Series, Inc. (the "Fund")

Lazard Retirement Emerging Markets Equity Portfolio Closed to New Participants

Effective as of the close of business on July 19, 2010, the Portfolio will be closed to investment through new insurance companies.  Investors may continue to invest and open new accounts in the Portfolio through insurance companies with whom the Fund currently has a participation agreement ("Participating Insurance Companies").  After July 19, 2010, no investors other than those purchasing through Participating Insurance Companies may purchase shares of the Portfolio.

The Fund may make certain exceptions or otherwise modify this policy at any time. The Fund also reserves the right to close a portfolio to investors at any time (including to current investors) or to re-open a closed portfolio to all investors at any future date.

For questions about the Portfolio, please call 800-823-6300.

Supplement dated May 21, 2010